QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21.1

FIRSTCITY FINANCIAL CORPORATION

(21)
Subsidiaries of the Registrant

1.
FirstCity Financial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Financial Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations:
	Name:	Bosque Asset Corp.
	Jurisdiction:	Texas, incorporated on March 27, 1997
	Shareholder:	FirstCity Financial Corporation	10,000 Shares	(100%)
	Name:	FirstCity Commercial Corporation (formerly J-Hawk Corporation)
	Jurisdiction:	Texas, incorporated on July 21, 1995
	Shareholder:	FirstCity Financial Corporation	1,000 Shares Cert. No. 1	(100%)
	Consolidated Subsidiary:	Yes
	Name:	FC Capital Corp. (d/b/a FirstCity Capital Corporation)
	Jurisdiction:	New York, incorporated on August 4, 1997
	Shareholder:	FirstCity Financial Corporation	1,000,000 Shares	(100%)
	Name:	FirstCity Consumer Lending Corporation
	Jurisdiction:	Texas, incorporated on September 5, 1997
	Shareholder:	FirstCity Financial Corporation	1,000 Shares	(100%)
	Name:	FirstCity Business Lending Corporation
	Jurisdiction:	Texas, incorporated on June 6, 2006
	Shareholder:	FirstCity Financial Corporation	400 Shares	(100%)
	Name:	American Business Lending, Inc.
	Jurisdiction:	Texas, incorporated on June 6, 2006
	Shareholder:	FirstCity Business Lending Corporation	96,000 Common Shares	(96.0%)
800,000 Preferred Shares
B.	Corporate General Partners of Limited Partnerships:
	Name:	Bosque Asset GP Corp. (formerly SLP Assets GP Corp.)
	Jurisdiction:	Texas, incorporated on April 12, 2001
	Shareholder:	FirstCity Financial Corporation	400 Shares	(100%)
	Name:	Bosque Leasing GP Corp. (formerly Bosque Investment Realty Corp.)
	Jurisdiction:	Texas, incorporated on June 6, 1997
	Shareholder:	Bosque Asset Corp.	400 Shares	(100%)

C.	Limited Partnerships:
	Name:	Bosque Asset Funding, L.P. (formerly SLP Assets, Ltd.)
	Jurisdiction:	Texas, certificate filed on April 12, 2001
	Partners:	Bosque Asset GP Corp.	General	0.50%
		FirstCity Financial Corporation	Limited	99.50%
	Name:	Bosque Leasing, L.P. (formerly Bosque Investment Realty Partners, L.P.)
	Jurisdiction:	Texas, certificate filed on June 6, 1997
	Partners:	Bosque Leasing GP Corp.	General	2.0%
		Bosque Asset Corp.	Limited	98.0%
2.
FirstCity Commercial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Commercial Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations and other Entities:
	Name:	FirstCity Denver Investment Corp.
	Jurisdiction:	Texas, incorporated on April 9, 2007
	Shareholder:	FirstCity Commercial Corporation	800 Shares	(80%)
	Name:	FirstCity Crestone LLC
	Jurisdiction:	Texas, formed on April 9, 2007
	Shareholder:	FirstCity Denver Investment Corp.		(100%)
	Name:	FC Crestone 07 Corp.
	Jurisdiction:	Texas; formed on June 5, 2007
	Shareholder:	FirstCity Denver Investment Corp.	1,000 shares	(100%)
	Name:	FC Crestone Colorado 07 LLC
	Jurisdiction:	Colorado; formed September, 2007
	Member:	FC Crestone 07 Corp.		(100%)
	Name:	Regional Rail, LLC
	Jurisdiction:	Delaware; July 25, 2007
	Managers:	Alfred M. Sauer Robert C. Parker
	Members:	FC Crestone 07 Corp.	80,000 Units	(80%)
		Robert C. Parker	10,000 Units	(10%)
		Alfred M. Sauer	10,000 Units	(10%)
	Name:	FirstCity Europe Corporation
	Jurisdiction:	Texas; incorporated on May 12, 2003
	Shareholder:	FirstCity Commercial Corporation	1,000 Shares	(100%)
	Name:	MPortfolio Corporation
	Jurisdiction:	Texas; incorporated on June 5, 2007
	Shareholders:	FirstCity Commercial Corporation	1,000 Shares	(100%)
	Name:	Calibat Fund Limited Liability Company
	Jurisdiction:	Minnesota
	Member:	FirstCity Commercial Corporation		(50%)

Name:	FC Funding Corp.
Jurisdiction:	Texas, incorporated on March 26, 1996
Shareholder:	FirstCity Commercial Corporation	1,000 Shares	(100%)
Name:	F & C Texas Holdings Corporation
Jurisdiction:	Texas, incorporated on November 23, 2005
Shareholder:	FirstCity Commercial Corporation	4,000 Shares Class A	(80%)
Name:	F & C Delaware Holdings Corporation
Jurisdiction:	Delaware, incorporated on November 22, 2005
Shareholder:	F & C Texas Holdings Corporation	4,000 Shares Class A	(80%)
Name:	FH Partners LLC
Jurisdiction:	Texas, certificate filed on December 17, 1996
Member:	FirstCity Commercial Corporation		(100%)
Name:	FirstCity Holdings Corporation of Minnesota
Jurisdiction:	Texas, incorporated on March 11, 2002
Shareholders:	FirstCity Commercial Corporation	400 Shares	(100%)
Name:	FirstCity Servicing Corporation (formerly J-Hawk Servicing Corporation)
Jurisdiction:	Texas, incorporated on July 25, 1995
Shareholders:	FirstCity Commercial Corporation	1,000 Shares	(100%)
Name:	FirstCity International Corporation (formerly J-Hawk International Corp.)
Jurisdiction:	Texas; incorporated on December 19, 1996
Shareholders:	FirstCity Commercial Corporation	200 Shares	(100%)
Name:	FirstCity Japan Inc.
Jurisdiction:	Texas, incorporated on October 16, 1998
Shareholders:	FirstCity Commercial Corporation	10,000 Shares	(100%)
Name:	Crinoline Investments B.V., a private company with limited liability
Jurisdiction:	The Netherlands, established October 1, 1997
Shareholders:	FirstCity Japan Inc.	410 Shares	(100%)
Name:	FirstCity Mexico, Inc.
Jurisdiction:	Texas, incorporated on December 9, 1998
Shareholders:	FirstCity Commercial Corporation	1,000 Shares	(100%)
Name:	FirstCity South America, LLC
Jurisdiction:	Texas, formed December 12, 2003
Managers:	Rodrigo Igancio Silva Alfaro Rene Educardo Silva Alfaro James C. Holmes Terry R. DeWitt
Members:	FirstCity Commercial Corporation	500 Units	(50%)

	Name:	FirstCity Chile, Ltda.
	Jurisdiction:	Chile, formed May 24, 2005
	Shareholders:	FirstCity Commercial Corporation		(100%)
	Name:	CFSC Consortium, LLC
	Jurisdiction:	Delaware, incorporated on August 12, 1999
	Manager:	CFSC Capital Corp. II
	Members:	WAMCO XXVII, Ltd.		(51.16%)
B.	Corporate General Partners of Limited Partnerships:
	Name:	WAMCO XX of Texas, Inc.
	Jurisdiction:	Texas
	Shareholder:	FirstCity Commercial Corporation	2,048 Shares	(50%)
	Name:	WAMCO XXIV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 6, 1996
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	WAMCO XXVI of Texas, Inc.
	Jurisdiction:	Texas, incorporated on September 22, 1998
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	DFC Asset Corp.
	Jurisdiction:	Texas, incorporated on July 26, 1995
	Shareholder:	FirstCity Commercial Corporation	1,000 Shares	(100%)
	Name:	First C Corp.
	Jurisdiction:	Texas, incorporated on March 6, 1998
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(100%)
	Name:	First X Corp.
	Jurisdiction:	Texas, incorporated on October 3, 1996
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(100%)
	Name:	First B Corp.
	Jurisdiction:	Texas, incorporated on October 10, 1997
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100%)
	Name:	FirstGreen GP LLC
	Jurisdiction:	Delaware; formed on August 29, 2003
	Member:	FirstCity Commercial Corporation		(100%)
	Name:	FC Washington GP LLC
	Jurisdiction:	Texas; formed on April 20, 2005
	Member:	FirstCity Commercial Corporation		(100%)
	Name:	WAMCO XXVII of Texas, Inc.
	Jurisdiction:	Texas, incorporated on September 20, 1999
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	WAMCO 30 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on January 5, 2001
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	WAMCO 32 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on October 8, 2003
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)

	Name:	WAMCO 80 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 24, 2006
	Shareholders:	FirstCity Commercial Corporation	250 Shares	(50%)
	Name:	FirstVal 1 GP Corp.
	Jurisdiction:	Texas, incorporated on September 14, 2006
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	FCS Wood GP, Corp.
	Jurisdiction:	Texas, incorporated on September 15, 1998
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	FCS Creamer GP, Corp.
	Jurisdiction:	Texas, incorporated on April 28, 1999
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	FCS Wildhorse GP, Corp.
	Jurisdiction:	Texas, incorporated on June 14, 1999
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	FCS Lancaster GP Corp.
	Jurisdiction:	Texas, incorporated on December 21, 2005
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	Imperial Partners GP Corp.
	Jurisdiction:	Texas, incorporated on October 4, 2000
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100%)
	Name:	MinnTex GP Corp.
	Jurisdiction:	Texas, incorporated on March 11, 2002
	Shareholder:	FirstCity Holdings Corporation of Minnesota	200 Shares	(50%)
C.	Limited Partnerships:
	Name:	WAMCO XX, Ltd.
	Jurisdiction:	Texas
	Partners:	WAMCO XX of Texas, Inc.	General	2%
		FirstCity Commercial Corporation	Class A Limited	49%
	Name:	WAMCO XXIV, Ltd.
	Jurisdiction:	Texas, certificate filed on March 6, 1996
	Partners:	WAMCO XXIV of Texas, Inc.	General	2%
		FirstCity Commercial Corporation	Limited	49%
	Name:	WAMCO XXVI, Ltd.
	Jurisdiction:	Texas, certificate filed on September 22, 1998
	Partners:	WAMCO XXVI of Texas, Inc.	General	0.50%
		FirstCity Commercial Corporation	Limited	49.75%
	Name:	First C Partners, L.P.
	Jurisdiction:	Texas, certificate filed on March 6, 1998
	Partners:	First C Corp.	General	2%
		FirstCity Commercial Corporation	Limited	98%

Name:	First X Realty, L.P.
Jurisdiction:	Texas, certificate filed on October 3, 1996
Partners:	First X Corp.	General	2%
	FirstCity Commercial Corporation	Limited	98%
Name:	First B Realty, L.P.
Jurisdiction:	Texas, certificate filed on October 10, 1997
Partners:	First B Corp.	General	1%
	FirstCity Commercial Corporation	Limited	49%
Name:	Diversified Financial Systems, L.P.
Jurisdiction:	Texas, certificate filed on April 19, 1999
Partners:	DFC Asset Corp.	General	1.0%
	FirstCity Commercial Corporation	Limited	99.0%
Name:	FirstGreen LP
Jurisdiction:	Delaware, August 29, 2003
Partners:	FirstGreen GP LLC	General	1.00%
	FirstCity Commercial Corporation	Limited	99.00%
Name:	FC Washington I LP
Jurisdiction:	Texas, April 20, 2005
Partners:	FC Washington GP LLC	General	1.00%
	FirstCity Commercial Corporation	Limited	99.00%
Name:	WAMCO XXVII, Ltd.
Jurisdiction:	Texas, certificate filed on September 20, 1999
Partners:	WAMCO XXVII of Texas, Inc.	General	2.0%
	FirstCity Commercial Corporation	Limited	4.0%
Name:	WAMCO 30, Ltd.
Jurisdiction:	Texas, certificate filed on January 5, 2001
Partners:	WAMCO 30 of Texas, Inc.	General	1.3690%
	FirstCity Commercial Corporation	Limited	49.3155%
Name:	WAMCO 32, Ltd.
Jurisdiction:	Texas, certificate filed on October 8, 2003
Partners:	WAMCO 32 of Texas, Inc.	General	1.0%
	FirstCity Commercial Corporation	Limited	49.50%
Name:	WAMCO 80, Ltd.
Jurisdiction:	Texas, certificate filed on March 24, 2006
Partners:	WAMCO 80 of Texas, Inc.	General	1.0%
	FirstCity Commercial Corporation	Limited	79.5%
Name:	FirstVal 1, Ltd.
Jurisdiction:	Texas, certificate filed on September 14, 2006
Partners:	FirstVal 1 GP Corp.	General	1.0%
	FirstCity Commercial Corporation	Limited	49.5%
Name:	FCS Wood, Ltd.
Jurisdiction:	Texas, certificate filed on September 15, 1998
Partners:	FCS Wood GP Corp.	General	0.50%

		FirstCity Commercial Corporation	Limited	49.75%
	Name:	FCS Creamer, Ltd.
	Jurisdiction:	Texas, certificate filed on April 28, 1999
	Partners:	FCS Creamer GP, Corp.	General	0.50%
		FirstCity Commercial Corporation	Limited	49.75%
	Name:	FCS Wildhorse, Ltd.
	Jurisdiction:	Texas, certificate filed on June 14, 1999
	Partners:	FCS Wildhorse GP, Corp.	General	0.50%
		FirstCity Commercial Corporation	Limited	49.75%
	Name:	FCS Lancaster, Ltd.
	Jurisdiction:	Texas, certificate filed on December 21, 2005
	Partners:	FCS Lancaster GP Corp.	General	0.50%
		FirstCity Commercial Corporation	Limited	49.75%
	Name:	Imperial Partners, Ltd.
	Jurisdiction:	Texas, certificate filed on October 4, 2000
	Partners:	Imperial Partners GP Corp.	General	0.50%
		FirstCity Commercial Corporation	Limited	99.50%
	Name:	MinnTex Investment Partners LP
	Jurisdiction:	Texas, certificate filed on March 11, 2002
	Partners:	MinnTex GP Corp.	General	1.00%
		FirstCity Holdings Corporation of Minnesota	Limited	33.00%
	Name:	Strategic Mexican Lending Partners 2, L.P.
	Jurisdiction:	Texas, certificate filed on July 3, 2001
	Partners:	FirstCity Commercial Corporation	General	1.0%
		FirstCity Commercial Corporation	Limited	99.0%
	Name:	Strategic Mexican Investment Partners 2, L.P.
	Jurisdiction:	Texas, certificate filed on July 3, 2001
	Partners:	FirstCity Commercial Corporation	General	1.0%
		FirstCity Commercial Corporation	Limited	99.0%
D.	Corporate General Partners of REO Affiliate Limited Partnerships:
	Name:	SOWAMCO XX of Texas, Inc.
	Jurisdiction:	Texas
	Shareholder:	FirstCity Commercial Corporation	1,800 Shares	(50%)
	Name:	SOWAMCO XXIV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on December 15, 1993
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	FH Properties of Texas, Inc.
	Jurisdiction:	Texas, incorporated on November 19, 1997
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(100%)
	Name:	MA Realco, Inc.
	Jurisdiction:	Texas, incorporated on July 25, 1995
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(100%)

Name:	Paloma Asset Corp.
Jurisdiction:	Texas, incorporated on November 26, 1996
Shareholder:	FirstCity Commercial Corporation	500 Shares	(50%)
Name:	SV Asset Corp.
Jurisdiction:	Texas, incorporated on July 21, 1995
Shareholder:	FirstCity Commercial Corporation	200 Shares	(100%)
Name:	SVD Realty Asset Corp.
Jurisdiction:	Texas, incorporated on June 6, 1997
Shareholder:	FirstCity Commercial Corporation	400 Shares	(100%)
Name:	EuroTex Partners GP Corp.
Jurisdiction:	Texas, incorporated on June 18, 2004
Shareholder:	FirstCity Commercial Corporation	400 Shares	(100%)
Name:	SOWAMCO XXV of Texas, Inc.
Jurisdiction:	Texas, incorporated on May 26, 1995
Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
Name:	SOWAMCO XXVII of Texas, Inc.
Jurisdiction:	Texas, incorporated on January 18, 2000
Shareholders:	WAMCO XXVII, Ltd.	400 Shares	(100%)
Name:	SOWAMCO XXVIII of Texas, Inc.
Jurisdiction:	Texas, incorporated on March 24, 2000
Shareholders:	WAMCO 30, Ltd.	400 Shares	(100%)
Name:	SOWAMCO XXIX of Texas, Inc.
Jurisdiction:	Texas, incorporated on December 11, 2000
Shareholders:	WAMCO XXVII, Ltd.	400 Shares	(100%)
Name:	SOWAMCO XXX of Texas, Inc.
Jurisdiction:	Texas, incorporated on May 30, 2002
Shareholders:	WAMCO 30, Ltd.	400 Shares	(100%)
Name:	SOWAMCO 31 of Texas, Inc.
Jurisdiction:	Texas, incorporated on August 20, 2003
Shareholders:	WAMCO 30, Ltd.	400 Shares	(100%)
Name:	SOWAMCO 33 of Texas, Inc.
Jurisdiction:	Texas, incorporated on December 10, 2003
Shareholders:	WAMCO 30, Ltd.	400 Shares	(100%)
Name:	SOWAMCO 34 of Texas, Inc.
Jurisdiction:	Texas, incorporated on March 21, 2005
Shareholders:	WAMCO 30, Ltd.	400 Shares	(100%)
Name:	SOWAMCO 35 of Texas, Inc.
Jurisdiction:	Texas, incorporated on March 14, 2006
Shareholders:	WAMCO 30, Ltd.	400 Shares	(100%)
Name:	SOWAMCO 80 of Texas, Inc.
Jurisdiction:	Texas, incorporated on June 1, 2006
Shareholders:	WAMCO 80, Ltd.	400 Shares	(100%)

	Name:	FirstVal Properties 1 GP Corp.
	Jurisdiction:	Texas, incorporated on September 15, 2006
	Shareholders:	FirstVal 1, Ltd.	400 Shares	(100%)
	Name:	MCSFC Realty GP Corp.
	Jurisdiction:	Texas, incorporated on September 19, 2000
	Shareholders:	FH Partners LLC	1,000 Shares	(100%)
	Name:	WH Realty GP Corp.
	Jurisdiction:	Texas, incorporated on June 20, 2001
	Shareholders:	FCS Wildhorse, Ltd.	1,000 Shares	(100%)
E.	REO Affiliate Limited Partnerships:
	Name:	SOWAMCO XX, Ltd.
	Jurisdiction:	Texas
	Partners:	SOWAMCO XX of Texas, Inc.	General	2%
		WAMCO XX, Ltd.	Limited	98%
	Name:	SOWAMCO XXIV, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 15, 1993
	Partners:	SOWAMCO XXIV of Texas, Inc.	General	2%
		WAMCO XXIV, Ltd.	Limited	98%
	Name:	FH Properties, L.P.
	Jurisdiction:	Texas, certificate filed on November 19, 1997
	Partners:	FH Properties of Texas, Inc.	General	2%
		FH Partners LLC	Limited	98%
	Name:	MA Realco Partners, Ltd.
	Jurisdiction:	Texas, certificate filed on July 25, 1995
	Partners:	MA Realco, Inc.	General	2%
		SV Asset Partners, LP	Limited	98%
	Name:	Paloma Realty, Ltd.
	Jurisdiction:	Texas, certificate filed on November 26, 1996
	Partners:	Paloma Asset Corp.	General	2%
		WAMCO 30 Ltd.	Limited	98%
	Name:	SV Asset Partners, LP
	Jurisdiction:	Texas, certificate filed on July 25, 1995
	Partners:	SV Asset Corp.	General	2%
		FirstCity Commercial Corporation	Limited	98%
	Name:	SVD Realty, L.P.
	Jurisdiction:	Texas, certificate filed on June 6, 1997
	Partners:	SVD Realty Asset Corp.	General	2%
		FirstCity Commercial Corporation	Limited	98%
	Name:	EuroTex Partners, Ltd.
	Jurisdiction:	Texas, certificate filed on June 18, 2004
	Partners:	EuroTex Partners GP Corp.	General	0.50%
		FirstCity Commercial Corporation	Limited	99.50%

Name:	Brazos River Partnership One, L.P.
Jurisdiction:	Texas: formed on September 28, 2006
Partners:	FirstCity Commercial Corporation	Limited	33 1/3%
Name:	SOWAMCO XXV, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on May 26, 1995
Partners:	SOWAMCO XXV of Texas, Inc.	General	2%
	WAMCO 30, Ltd.	Limited	98%
Name:	SOWAMCO XXVII, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on January 18, 2000
Partners:	SOWAMCO XXVII of Texas, Inc.	General	1%
	WAMCO XXVII, Ltd.	Limited	99%
Name:	SOWAMCO XXVIII, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 24, 2000
Partners:	SOWAMCO XXVIII of Texas, Inc.	General	1%
	WAMCO 30, Ltd.	Limited	99%
Name:	SOWAMCO XXIX, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 11, 2000
Partners:	SOWAMCO XXIX of Texas, Inc.	General	1%
	WAMCO XXVII, Ltd.	Limited	99%
Name:	SOWAMCO XXX, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on May 30, 2002
Partners:	SOWAMCO XXX of Texas, Inc.	General	1%
	WAMCO 30, Ltd.	Limited	99%
Name:	SOWAMCO 31, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on August 20, 2003
Partners:	SOWAMCO 31 of Texas, Inc.	General	1%
	WAMCO 30, Ltd.	Limited	99%
Name:	SOWAMCO 33, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 10, 2003
Partners:	SOWAMCO 33 of Texas, Inc.	General	1%
	WAMCO 30, Ltd.	Limited	99%
Name:	SOWAMCO 34, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 21, 2005
Partners:	SOWAMCO 34 of Texas, Inc.	General	1%
	WAMCO 30, Ltd.	Limited	99%

	Name:	SOWAMCO 35, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 14, 2006
	Partners:	SOWAMCO 35 of Texas, Inc.	General	1%
		WAMCO 30, Ltd.	Limited	99%
	Name:	SOWAMCO 80, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on June 1, 2006
	Partners:	SOWAMCO 80 of Texas, Inc.	General	1%
		WAMCO 80, Ltd.	Limited	99%
	Name:	FirstVal Properties 1, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on September 15, 2006
	Partners:	FirstVal Properties 1 GP Corp.	General	1%
		FirstVal 1, Ltd.	Limited	99%
	Name:	MCSFC Realty, Ltd.
	Jurisdiction:	Texas, certificate filed on September 19, 2000
	Partners:	MCSFC Realty GP corp.	General	0.5%
		FH Partners LLC	Limited	99.5%
	Name:	WH Realty, Ltd.
	Jurisdiction:	Texas, certificate filed on June 20, 2001
	Partners:	WH Realty GP corp.	General	0.5%
		FCS Wildhorse, Ltd.	Limited	99.5%
F.	REO Affiliate Corporations:
	Name:	FH Golf Properties I Inc.
	Jurisdiction:	Michigan; formed on February 15, 2008
	Shareholder:	FH Partners LLC	1,000 Shares	100%
3.
FirstCity Europe Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Europe Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations and other Entities:
	Name:	P.R.L. Developpement, S.A.S.
	Jurisdiction:	France
	Ownership:	FirstCity Europe Corporation	45.8%
	Name:	UBN, Societe Anonyme
	Jurisdiction:	France
	Ownership:	P.R.L. Developpement, S.A.S.	100%
	Name:	SAI, Societe Auxiliaire Immobiliere
	Jurisdiction	France
	Shareholder:	FirstCity Europe Corporation	22.5%
	Name:	HMCS Investment GmbH
	Jurisdiction:	Germany
	Ownership:	MCS et Associes, S.A.	16.4%
		FirstCity Europe Corporation	16.3%

Name:	HMCS Portfolio GmbH
Jurisdiction:	Germany; formed August, 2006
Ownership:	HMCS Investment GmbH	100%
4.
FirstCity Mexico, Inc. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Mexico, Inc. or certain of its subsidiaries own an equity interest.

Name:	Strategic Mexican Investment Partners, L.P.
Jurisdiction:	Texas, certificate filed on May 8, 2001
Partners:	FirstCity Mexico, Inc.	General	.4251287%
	FirstCity Commercial Corporation	Limited	99.5748713%
Name:	Bidmex Holding, LLC
Jurisdiction:	Delaware, formed June 6, 2006
Manager:	FirstCity Mexico, Inc.
Member:	Strategic Mexican Investment Partners, L.P.
	(Tranche B)		9.0%
Strategic Mexican Investment Partners, L.P.
	(Tranche C)		6.0%
Name:	Bidmex Holding II, LLC
Jurisdiction:	Delaware, formed on January 16, 2008
Manager:	FirstCity Mexico, Inc.
Member:	Strategic Mexican Investment Partners, L.P.—
	Tranche B		15.0%
Name:	Bidmex Acquisition, LLC
Jurisdiction:	Delaware, formed June 6, 2006
Manager & Member:	Bidmex Holding LLC		100%
Name:	Resmex, LLC
Jurisdiction:	Delaware, incorporated December 11, 1998
Manager:	FirstCity Mexico, Inc.
Member:	Strategic Mexican Investment Partners, L.P.		19.45%
Name:	Residencial Oeste, S.A. de C.V.
Jurisdiction:	Mexico, incorporated December 16, 1998
Shareholder:	Resmex, LLC		(100%)
Name:	Residencial Oeste 2, S. de R.L. de C.V.
Jurisdiction:	Mexico, incorporated July 25, 2006
Shareholder:	Bidmex Acquisition, LLC		(100%)
Name:	Namex, LLC
Jurisdiction:	Delaware, formed December 10, 1999
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC		(100%)

Name:	Cartera en Administracion y Cobranza, S.A. de C.V.
Jurisdiction:	Mexico, incorporated December 13, 1999
Shareholder:	Namex, LLC	(100%)
Name:	BIDMEX, LLC
Jurisdiction:	Delaware, formed January 28, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100%)
Name:	Administracion de Carteras Nacionales, S.A. de C.V.
Jurisdiction:	Mexico, incorporated January, 2000
Shareholder:	BIDMEX, LLC	(100%)
Name:	BIDMEX II, LLC
Jurisdiction:	Delaware, formed on May 9, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100%)
Name:	Administraction de Carteras Nacionales II, S. de R.L. de C.V.
(formerly Ome Calpulli, Resolución de Cartera, S. de R.L. de C.V.)
Jurisdiction:	Mexico, incorporated on November 17, 1999
Shareholder:	BIDMEX II, LLC	(100%)
Name:	BIDMEX 3, LLC
Jurisdiction:	Delaware, formed on October 20, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100%)
Name:	Administraction de Carteras Empresariales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on November 13, 2000
Shareholder:	BIDMEX 3, LLC	(100%)
Name:	BIDMEX 4, LLC
Jurisdiction:	Delaware, formed on March 12, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100%)
Name:	Cobranza Nacional de Carteras, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 16, 2001
Shareholder:	BIDMEX 4, LLC	(100%)
Name:	BIDMEX 5, LLC
Jurisdiction:	Delaware, formed on April 30, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100%)

Name:	Cobranza Internacional de Carteras, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on May 15, 2001
Shareholder:	BIDMEX 5, LLC	(100%)
Name:	BIDMEX 6, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager and Member:	FirstCity Mexico, Inc.	12.564%
Member:	Strategic Mexican Investment Partners 2, L.P.	10.000%
Name:	Recuperacion de Carteras Mexicanas, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 21, 2001
Shareholder:	BIDMEX 6, LLC	100%
Name:	BIDMEX 7, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%
Name:	Integracion de Activos Mexicanos, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 11, 2002
Shareholder:	BIDMEX 7, LLC	100%
Name:	BIDMEX 8, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%
Name:	Recuperacion de Activos Mexicanos, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 11, 2002
Shareholder:	BIDMEX 8, LLC	100%
Name:	BIDMEX 9, LLC
Jurisdiction:	Delaware, formed on January 7, 2003
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%
Name:	Solucion de Activos Residenciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on April 16, 2004
Shareholder:	BIDMEX 9, LLC	100%
Name:	BIDMEX 10, LLC
Jurisdiction:	Delaware, formed on July 8, 2004
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%
Name:	Solucion de Activos Comerciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on July 15, 2004
Shareholder:	BIDMEX 10, LLC	100%

Name:	BIDMEX XI, LLC
Jurisdiction:	Delaware, formed on July 7, 2004
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%
Name:	Solucion de Creditos Comerciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 28, 2005
Shareholder:	BIDMEX XI, LLC	100%
Name:	BMX Holding II, LLC
Jurisdiction:	Delaware; formed March 23, 2007
Manager:	FirstCity Mexico, Inc.
Member:	FirstCity Mexico, Inc.	8.0%
Name:	Recuperaction de Comerico Interior S.de R.L. de C.V.
Jurisdiction:	Mexico
Shareholders:	BMX Holding II, LLC	98.7%
	FirstCity Mexico, Inc.	1.0%
	FirstCity Mexico S.A. de C.V.	0.3%
Name:	Recuperacion y Administracion de Hipotecas, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 15, 2007
Shareholders:	FirstCity Mexico, Inc.	100%
Name:	Soluciones de Adevdos de Consumo, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 15, 2007
Shareholders:	FirstCity Mexico, Inc.	100%
Name:	FC Acquisitions S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 23, 2007
Shareholders:	FirstCity Mexico, Inc.	100%
Name:	FC Acquisitions I S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 23, 2007
Shareholders:	FirstCity Mexico, Inc.	100%
Name:	FC Portfolio de Recuperacion S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 29, 2007
Shareholders:	FirstCity Mexico, Inc.
Name:	FC Portfolio de Recuperacion I, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 29, 2007
Shareholders:	FirstCity Mexico, Inc.
Ñame:	El Consorcio Recovery FirstCity BNV, S.A.
Jursidiction:	Uruguay
Shareholder:	FirstCity Mexico, Inc.	15.35%

5.
FirstCity Chile Limitada. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Chile Limitada or certain or its subsidiaries own an equity interest.

Name:	FirstCity NPL S.A.
Jurisdiction:	Chile, formed on February 9, 2006
Shareholder:	FirstCity Chile, Limitada	60%
Name:	NPL Fund One, Private Investment Fund
Jurisdiction:	Chile
Manager:	FirstCity NPL, S.A.
Quotaholder:	NPL Investments, S.A.	100%
Name:	Servicios Integrales de Cobranza, S.A.
Jurisdiction:	Chile
Shareholder:	FirstCity Chile, Limitada	50%
Name:	NPL Investments, S.A. (formerly Inversiones Hipotecarias S.A.)
Jurisdiction:	Chile, formed on February 17, 2006
Shareholder:	Servicios Integrales de Cobranza, S.A.	100%
Name:	Inversiones Crediticias S.A.
Jurisdiction:	Chile, formed on February 17, 2006
Shareholder:	FirstCity Chile, Limitada	50%
Name:	Santiago Asset Acquisition Company One, S.A.
Jurisdiction:	Chile
Shareholders:	FirstCity Chile, Limitada	33 1/3%
	Servicios Integrales de Cobranza, S.A.	33 1/3%
6.
FirstCity International Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity International Corporation or certain or its subsidiaries own an equity interest.

A.	Corporations and other Entities:
	Name:	UHR Limited
	Jurisdiction:	England and Wales; incorporated March 15, 1999
	Shareholders:	FirstCity International Corporation	200 B Shares	(20%)
		MCS et Associés, S.A.	200 C Shares	(20%)
	Name:	NEVVS Limited
	Jurisdiction:	England and Wales; November 27, 2000
	Shareholders:	FirstCity International Corporation	250 B Shares	(25%)
		MCS et Associés, SA	250 C Shares	(25%)
	Name:	WHBE Limited
	Jurisdiction:	England and Wales; December 13, 2001
	Shareholders:	FirstCity International Corporation	100 B Shares	(10%)
		MCS et Associés, SA	250 C Shares	(25%)

Name:	WOX Limited
Jurisdiction:	England and Wales; May 27, 2002
Shareholders:	FirstCity International Corporation	200 C Shares	(20%)
	MCS et Associés, SA	250 B Shares	(25%)
Name:	CRY Limited
Jurisdiction:	England and Wales; July 30, 2002
Shareholders:	FirstCity International Corporation	200 B Shares	(20%)
	MCS et Associés, SA	200 C Shares	(20%)
Name:	CTY Limited
Jurisdiction:	England and Wales; December 18, 2002
Shareholders:	FirstCity International Corporation	200 B Shares	(20%)
	MCS et Associés, SA	250 C Shares	(25%)
Name:	WOL Limited
Jurisdiction:	England and Wales; June 11, 2003
Shareholders:	FirstCity International Corporation	225 C Shares	(22.5%)
	MCS et Associés, SA	225 B Shares	(22.5%)
Name:	WOD Limited
Jurisdiction:	England and Wales; November 12, 2003
Shareholders:	FirstCity International Corporation	225 C Shares	(22.5%)
	MCS et Associés, SA	225 B Shares	(22.5%)
Name:	FG Portfolio Limited
Jurisdiction:	England and Wales; June 8, 2004
Shareholders:	FirstCity International Corporation	225 C Shares	(22.5%)
	MCS et Associés, SA	225 B Shares	(22.5%)
Name:	HMCS-ECK Limited
Jurisdiction:	England and Wales; October 27, 2005
Shareholders:	FirstCity International Corporation	320 C Shares	(32%)
	MCS et Associés, SA	320 B Shares	(32%)
	HMCS Investment GmbH	40 D Shares	(4%)
Name:	HMCS-SIG Limited
Jurisdiction:	England and Wales; December 14, 2005
Shareholders:	FirstCity International Corporation	300 C Shares	(30%)
	MCS et Associés, SA	200 B Shares	(20%)
	HMCS Investment GmbH	10 D Shares	(1%)
Name:	EHCTY Limited
Jurisdiction:	England and Wales; September 20, 2006
Shareholders:	FirstCity International Corporation	330 B Shares	(33%)
	MCS et Associés, SA	330 C Shares	(33%)
	HMCS Investment GmbH	10 D Shares	(1%)
Name:	HMCS-GEN Limited
Jurisdiction:	England and Wales; October 16, 2006
Shareholders:	FirstCity International Corporation	300 B Shares	(30%)
	MCS et Associés, SA	200 C Shares	(20%)

Name:	CVI GVF (Lux) Securitisation S.a.r.l.; Compartment "Sprockhovel"
Jurisdiction:	Luxembourg; formed on September 6, 2006
Owners:	FirstCity International Corporation	879,600 PECs	(30%)
	MCS et Associés, SA	879,600 PECs	(30%)
	HMCS Portfolio GmbH	293,200 PECs	(10%)
Name:	CVI GVF (Lux) Securitisation S.à.r.l.; Compartment "Marktheidenfeld"
Jurisdiction:	Luxembourg; formed on 9-06-06; Compartment June 15, 2007
Owners:	FirstCity International Corporation	546,300 PEC's	(30%)
	MCS et Associés, SA	546,300 PEC's	(30%)
	HMCS Portfolio GmbH	182,100 PEC's	(10%)
Name:	CVI GVF (Lux) Securitisation, S.à.r.l.; Compartment "Voreifel"
Jurisdiction:	Luxembourg; formed on September 6, 2006; Compartment November 6, 2007
Owners:	FirstCity International Corporation	1,911,870 PEC's	(30%)
	MCS et Associes, SA	1,911,870 PEC's	(30%)
	HMCS Portfolio GmbH	637,290 PEC's	(10%)
Name:	HMCS-Rhon Limited
Jurisdiction:	England and Wales: December 17, 2007
Shareholders:	FirstCity International Corporation	450 A Shares	45%
	MCS et Associes, S.A.	450 B Shares	45%
	HMCS Portfolio GmbH	100 C Shares	10%
7.
FirstCity Servicing Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Servicing Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations:
	Name:	FirstCity Mexico, S.A. de C.V. (formerly Asset Servicing de Mexico S.A. de C.V.)
	Jurisdiction:	Mexico, incorporated December 2, 1998
	Shareholders:	FirstCity Servicing Corporation	99 Shares	(99%)
		FirstCity Financial Corporation	1 Share	(1%)
	Name:	MCS et Associés, S.A.
	Jurisdiction:	France, Societe Anonyme
	Shareholders:	FirstCity Servicing Corporation	121,050 Shares	(11.9%)
		James T. Sartain	100 Shares
	Name:	Compagnie Transatlantique de Portefeuilles
	Jurisdiction:	France, Societe Par Actions Simplifiee, July 22, 1997
	Shareholder:	MCS et Associes, S.A.	5,000 Shares	(33%)

Name:	Servicios Efectivos de Recuperaction, S. de R.L. de C.V.
Jurisdiction:	Mexico; November 16, 2001
Shareholders:	FirstCity Mexico S.A. de C.V.	49,999 Shares	(100%)
	FirstCity Servicing Corporation	1 Share
Name:	FirstCity Servicing Corporation of California
(formerly and d/b/a Milco Loan Servicing Corporation)
Jurisdiction:	California, incorporated on January 3, 1991
Shareholder:	FirstCity Servicing Corporation	199 Shares	(100%)
Name:	FirstCity Servicing Corporation of Minnesota
Jurisdiction:	Texas, incorporated on March 11, 2002
Shareholder:	FirstCity Servicing Corporation	400 Shares	(100%)
Name:	FirstCity Consumer Servicing Corporation
Jurisdiction:	Texas, incorporated on August 2, 2003
Shareholder:	FirstCity Servicing Corporation	400 Shares	(100%)
8.
FirstCity Consumer Lending Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Consumer Lending Corporation or certain of its subsidiaries own an equity interest.

Corporations:
Name:	SL Funding Corporation
Jurisdiction:	Texas, incorporated on October 16, 1996
Shareholder:	FirstCity Consumer Lending Corporation	1,000 Shares	(100%)
Name:	ETAFirst Funding Corporation
Jurisdiction:	Texas, incorporated on July 17, 1996
Shareholder:	SL Funding Corporation	1,000 Shares	(100%)
9.
FC Capital Corp. (dba FirstCity Capital Corporation). The following corporations, limited partnerships, limited liability companies and other entities are entities in which FC Capital Corp. and certain of its affiliates own an equity interest.

Name:	FirstCity Capital Home Equity Funding Corp.
Jurisdiction:	Delaware, incorporated on June 25, 1998
Shareholder:	FC Capital Corp.	1,000 Shares	(100%)
Name:	Valhalla Holdings Corp.
Jurisdiction:	Delaware, incorporated on June 25, 1998
Shareholder:	FC Capital Corp.	1,000 Shares	(100%)

QuickLinks

  Exhibit 21.1